UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2015
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BLACKHAWK NETWORK HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of
Incorporation or Organization)

001-35882	43-2099257

(Commission	(I.R.S. Employer
File Number)	Identification No.)

6220 Stoneridge Mall Road
Pleasanton, CA 94588
(Address of Principal Executive Offices, including Zip Code)

(Registrant’s Telephone Number, Including Area Code): (925) 226-9990

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 22, 2015, Douglas J. Mackenzie, a member of the Board of Directors of Blackhawk Network Holdings, Inc. (the “Company”), notified the Company of his decision to resign from the Board of Directors, effective as of that date. Mr. Mackenzie’s decision was not the result of any disagreement with the Company relating to its operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2015

BLACKHAWK NETWORK HOLDINGS, INC.

By:	/s/ Kirsten E. Richesson
Name:	Kirsten E. Richesson
Title:	Secretary and General Counsel